DIREXION SHARES ETF TRUST

Supplement dated November 6, 2017

to the Summary Prospectuses and Prospectuses

dated February 28, 2017, as last supplemented

for each series of the Direxion Shares ETF Trust

Effective November 6, 2017, the following risk is added to the “Principal Investment Risks” section of each Fund’s Summary Prospectus and the “Additional Information Regarding Principal Risks” section of the Statutory Prospectus.

Securities Lending Risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.

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For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your Prospectus.

DIREXION SHARES ETF TRUST

Supplement dated November 6, 2017

to the Statements of Additional Information (“SAI”)

dated February 28, 2017, as last supplemented

for each series of the Direxion Shares ETF Trust

Effective November 6, 2017, under the heading “Other Investment Risks and Practices” in each Fund’s SAI, the paragraph titled “Lending Portfolio Securities” is hereby replaced in its entirety with the following:

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities, shares of registered and unregistered money market funds and cash as collateral with a Fund. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in money market funds. Such investments are subject to investment risk.

Effective August 25, 2017, each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the total income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BNYM bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.

Pursuant to the Securities Lending Agreement, BNYM retains 30% of the aggregate net securities lending revenues of the Trust up to $2 million and thereafter, BNYM retains 20% of the aggregate net securities lending revenue of the Trust. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.

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For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your SAI.